                                                                       EXHIBIT 1

                      CREDIT MANAGEMENT SOLUTIONS, INC.

                             2,600,000 SHARES(1)

                                COMMON STOCK

                       FORM OF UNDERWRITING AGREEMENT

                                                               December __, 1996


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
UNTERBERG HARRIS
as Representatives of the Several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

                 Credit Management Solutions, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company named in Schedule II hereto (collectively, the "Selling Securityholders"), hereby confirm their agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 2,200,000 shares (the "Company Firm Securities") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), and the Selling Securityholders propose to sell to the several Underwriters an aggregate of 400,000 shares of Common Stock (collectively with the Company Firm Shares, the "Firm Securities"). The Company also proposes to grant to the several Underwriters an option to purchase up to an aggregate of 390,000 additional shares of Common Stock (the "Option Securities" and collectively with the Firm Securities, the "Securities") if requested by the Representatives as provided in Section 3 of this Agreement. The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

         2. Representations and Warranties of the Company and the Selling Securityholders

                 (a) The Company hereby represents and warrants to, and agrees with, each of the several Underwriters and the Selling Securityholders that:

                          (i)     A registration statement on Form S-1 (File
         No. 333-14007) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement have been so filed, if applicable. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A under the Act) heretofore filed by the Company with the Commission have been delivered to you. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act, or (B) if the Company does not rely

---------------------
  (1) Plus an option to purchase from the Company up to 390,000 additional shares to cover over-allotments, if any.

         on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related abbreviated registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration statement shall be effective upon filing with the Commission. If the Company has elected to rely on Rule 462(b) under the Act and the Rule 462(b) Registration Statement (as hereinafter defined) has not been declared effective: (i) the Company has filed a Rule 462(b) Registration Statement in compliance with the Act and the rules and regulations of the Commission promulgated thereunder and that the Rule 462(b) Registration Statement is effective upon filing pursuant to Rule 462(b) under the Act and the Company has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any abbreviated registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                          (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for such purpose. When any Preliminary Prospectus was filed with the Commission it: (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission promulgated thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission promulgated thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or any part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus or any Term Sheet, if applicable, as amended or supplemented at any such time, (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission promulgated thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements in, or omissions from, any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use therein.

                          (iii) Each of the Company and its subsidiary has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign entity and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                          (iv) Each of the Company and its subsidiary has the power (corporate and other) and authority to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus; and the Company has the legal right, power (corporate and other) and authority to enter into this Agreement and to perform the transactions contemplated hereby.

                          (v) All issued and outstanding shares of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, security interests, liens, encumbrances, claims or equitable interests. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Credit Connection, Inc.

                          (vi) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company (including the Securities to be sold by the Selling Securityholders) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all Federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company Firm Securities and the Option Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and at the Firm Closing Date or the related Option Closing Date (as the case may be), when issued and delivered by the Company after payment therefor in accordance herewith, will be duly and validly issued, fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Common Stock hereunder or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummations of the transactions contemplated by this Agreement. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance of the Company Firm Securities or the Option Securities except as may be required under the Act or state securities or Blue Sky laws.





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                          (vii)   The capital stock of the Company conforms to
         the description thereof and statements relating thereto contained in the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company).

                          (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or its subsidiary convertible into or exchangeable for any capital stock or ownership interests of the Company or its subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or its subsidiary any such capital stock or ownership interest or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or its subsidiary to issue any shares of capital stock or any ownership interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options. The description of the Company's stock option and purchase plans, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                          (ix) The audited consolidated financial statements of the Company and its subsidiary, together with the related schedules and notes, and the unaudited consolidated financial information, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiary, the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The consolidated and summary financial and statistical data included in the Registration Statement present fairly the information included therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                          (x) Ernst & Young LLP, who have certified certain consolidated financial statements of the Company and its subsidiary and delivered their report with respect to the audited consolidated financial statements, together with the related schedules and notes, included in the Registration Statement and the Prospectus are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder.

                          (xi) The execution and delivery of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles.

                          (xii) No legal or governmental action, suit, claim or other proceedings are pending to which the Company or its subsidiary is a party or to which the property of the Company or its subsidiary is subject that would have a material adverse effect in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, and no such actions, suits or proceedings have been threatened against the Company or its subsidiary or with respect to any of their respective properties or is required to be described in the Registration Statement or the Prospectus and is not so described; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required and any such description of such contracts or agreements conforms in all material respects to the terms of such contracts or agreements.





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                          (xiii)  Neither the Company nor its subsidiary is (i)
         in violation of its certificate of incorporation or bylaws, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (iii) in default in the performance or observance of any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (iv) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company is subject.

                          (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance and performance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, domestic or foreign, except such as have been obtained, or such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state securities or blue sky laws, all of which requirements have been satisfied, or (B) result in a breach or violation of any of the terms and provisions of, or constitute a default under the certificate of incorporation or bylaws of the Company, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (D) result in a breach or violation of any of the terms and provisions of, or constitute a default under any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company is subject.

                          (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any material adverse change in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, (b) any transaction that is material to the Company and its subsidiary, taken as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiary, taken as a whole, incurred by the Company or its subsidiary, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or its subsidiary that is material to the Company and its subsidiary, taken as a whole,
         (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or its subsidiary which has been sustained or will have been sustained which has a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                          (xvi)   The Company has not directly or indirectly,
         (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii) since the filing of the Registration Statement (A) other than amounts to be paid to the Underwriters pursuant to the terms hereof, sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.





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                          (xvii)  Neither the Company nor its subsidiary have
         at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                          (xviii) (a) The Company and its subsidiary possess all certificates, authorizations, licenses, franchises and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to own, lease and operate their respective properties and to conduct their respective businesses described in the Prospectus, and (b) neither the Company nor its subsidiary has received any notice of proceedings relating to, the revocation or modification of any such certificate, authorization, license, franchise or permit, except as described in the Prospectus. Except as described in the Prospectus, none of the Company's or its subsidiary's certificates, authorizations, licenses, franchises or permits contain any restrictions that, if effective, would result in any material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                          (xix) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                          (xx) The Company and its subsidiary have timely filed all foreign, Federal, state and local tax returns that are required to be filed and have paid all taxes and assessments required to be paid by them and any other assessment, fine or penalty levied against them. Prior to its reincorporation in Delaware, the Company had validly elected to be treated as a Subchapter S Corporation for Federal and state income tax purposes since its inception and continued to qualify as a Subchapter S Corporation until the termination of its Subchapter S Corporation status for Federal and state income tax purposes upon its reincorporation in Delaware.

                          (xxi) Except for the shares of its subsidiary owned by the Company, neither the Company nor its subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

                          (xxii) Each of the Company and its subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xxiii) Except as described in the Registration Statement and the Prospectus, (i) the agreements to which the Company or its subsidiary is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiary (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and the other contracting party or parties thereto are not in breach or default under any of such agreements, and (ii) no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any





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         indenture, mortgage, deed of trust, lease, contract, loan agreement, joint venture or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary or any of their respective properties is bound or may be affected, in any respect which would result in any material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                          (xxiv) The Company has not distributed and will not distribute, prior to the later of (A) the Firm Closing Date, or any date on which the Option Securities are to be purchased, as the case may be, and (B) the completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement or Term Sheet or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                          (xxv) Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its subsidiary has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary taken as a whole, and (iii) each of the Company and its subsidiary has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company and its subsidiary owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                          (xxvi) No labor dispute or disturbance with the employees of the Company or its subsidiary exists or, to the Company's knowledge, is threatened or imminent except as described in the Prospectus; and the Company has no actual knowledge of any existing or imminent labor disturbance by the employees of any of its principal subcontractors or processors that might be expected to result in any material adverse change in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole. No collective bargaining agreement exists with any of the Company's or its subsidiary's employees and no such agreement is imminent.

                          (xxvii) The Company and its subsidiary own or possess adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them; the expiration of any of the foregoing would not have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole; and neither the Company nor its subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                          (xxviii) The Company and its subsidiary maintain insurance with insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, errors and omissions, system interruption and acts of vandalism; neither the Company nor its subsidiary has been





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




         refused any insurance coverage sought or applied for; and neither the Company nor its subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would result in any material adverse change in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, except as described in the Prospectus.

                          (xxix) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company and the Selling Securityholders to each Underwriter as to the matters covered thereby.

                          (xxx) The Securities to be issued and sold by the Company and the Securities to be transferred and sold by the Selling Securityholders have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

                          (xxxi) Except as set forth in the Registration Statement and Prospectus, (i) the Company and its subsidiary are in material compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their respective businesses, (ii) the Company and its subsidiary have received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company and its subsidiary have no reason to believe that either of them will be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company or its subsidiary has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

                          (xxxii) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                          (xxxiii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Prospectus.

                 (b) Each of the Selling Securityholders hereby represents and warrants to and agrees with each of the several Underwriters that:

                          (i) Such Selling Securityholder now has, and on the Firm Closing Date will have, good and marketable title to all the shares of Securities to be sold by such Selling Securityholder hereunder, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, with full right and authority to deliver the same hereunder, subject, in the case of each Selling Securityholder, to the rights of Manatt, Phelps & Phillips, LLP, as Custodian (the "Custodian"), and that upon the delivery of and payment for such shares of the Securities hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever.

                          (ii) Certificates in negotiable form for the shares of the Securities to be sold by such Selling Securityholder under this Agreement, together with a stock power or powers endorsed in blank by such Selling Securityholder, have been placed in custody under an agreement (the "Custody Agreement") for delivery under this Agreement with the Custodian, which Custody Agreement constitutes a valid and binding agreement on the part of such Selling Securityholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; such Selling Securityholder specifically agrees that the shares of the Securities represented by the certificates so held in custody for such Selling Securityholder are subject to the interests of the several Underwriters and the Company, that the arrangements made by such Selling Securityholder for such custody, including the power of attorney provided for in such Custody Agreement (the "Power of Attorney"), are to that extent irrevocable, and that the obligations of such Selling Securityholder shall not be terminated by any act of such Selling Securityholder or by operation of law, whether by the death or incapacity of such Selling Securityholder or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of such shares of the Securities hereunder, certificates for such shares of the Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

                          (iii)   Each of the Selling Securityholders'
         respective attorneys-in-fact (the "Attorneys") acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 3 hereof on behalf of the Selling Securityholder, to determine the purchase price to be paid by the several Underwriters to such Selling Securityholders as provided in
         Section 3 hereof, to authorize the delivery of the Securities to be sold by the Selling Securityholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Securityholder in connection with this Agreement.

                          (iv) Such Selling Securityholder has reviewed the Registration Statement and Prospectus and, on the Effective Date, the Registration Statement did not contain and, on the Firm Closing Date and any later date on which Option Securities are to be purchased will not contain, any untrue statement of a material fact or did not omit or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus did not contain and, on the Firm Closing Date and any later date on which Option Securities are to be purchased, will not contain any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (v) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Securityholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Securityholder of this Agreement and the sale and delivery of the Securities to be sold by such Selling Securityholder under this Agreement, other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws have been obtained and are in full force and effect; and such Selling Securityholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Securities to be sold by such Selling Securityholder under this Agreement.

                          (vi) Except for the Securities to be sold by such Selling Securityholder to the Underwriters hereunder, such Selling Securityholder will not, during the 180 day period following the date of the Prospectus, other than with respect to Messrs. DeFrancesco and Freiman who have agreed to lock-up certain percentages of their holdings for a period extending to 540 days following the date of the Prospectus (the "Lock-up Period"), directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any share of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, without the prior written consent of the Representatives, otherwise than as a bona fide gift or gifts, or by will or intestacy, to such Selling Securityholder's immediate family, provided the recipient thereof agrees in writing to be bound by this restriction. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Securityholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Such Selling Securityholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Securityholder except in compliance with this restriction.

                          (vii) This Agreement is a valid and binding agreement of each Selling Securityholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder, or any Securities to be sold by such Selling Securityholder hereunder, may be bound or result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Securityholder or over the properties of such Selling Securityholder.

                          (viii) All information furnished by or on behalf of such Selling Securityholder relating to such Selling Securityholder and the Securities that is contained in the representations and warranties of such Selling Securityholder in such Selling Securityholder's Power of Attorney is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Firm Closing Date, and on any later date on which Option Securities are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Firm Closing Date, and on any later date on which Option Securities are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

                          (ix) Such Selling Securityholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Firm Closing Date, or any later date on which Option Securities are to be purchased, as the case may be, and will advise one of its Attorneys and the Representatives prior to the Firm Closing Date or such later date on which Option Securities are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Securityholder in the certificate contemplated by Section 7(f) hereof would be inaccurate if made as of the Firm Closing Date or such later date on which Option Securities are to be purchased, as the case may be.

                          (x) Such Selling Securityholder is not aware (without having conducted any investigation or inquiry) that any of the representations and warranties of the Company set forth in Section 2(a) above is untrue or inaccurate in any material respect.

                          (xi) Such Selling Securityholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any of the other Selling Securityholders to the Underwriters pursuant to this Agreement; such Selling Securityholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Securityholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Securityholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                          (xii) The Selling Securityholders have not directly or indirectly (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (xiii) The Selling Securityholders have not at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                          (xiv)   The Selling Securityholders have not
         distributed and will not distribute, prior to the later of (A) the Firm Closing Date, or any date on which the Option Securities are to be purchased, as the case may be, and (B) the completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement or Term Sheet or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         3.      Purchase, Sale and Delivery of the Securities.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and each of the Selling Securityholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and from each of the Selling Securityholders, at a purchase price of $____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the aggregate purchase price therefor by wire transfer in same day funds to the respective accounts of the Company and the Selling Securityholders. Such delivery of and payment for the Firm Securities shall be made at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, New York, New York 10019 at 9:30 a.m., New York City time, on ________, 1996, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Selling Securityholders will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date.

                 (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two (2) business days or later than five (5) business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representative may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph 3(b), to refer to such Option Securities and Option Closing Date, respectively.

                 (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                 (d) Each of the Company and the Selling Securityholders hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company or the Selling Securityholders, as the case may be. Furthermore, in the event that the Underwriters wire funds to the Company or the Selling Securityholders prior to the completion of the closing of a purchase of Securities, each of the Company and the Selling Securityholders hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company or the Selling Securityholders, as the case may be, will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable

(by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wire funds are not returned by the Company or the Selling Securityholders, as the case may be, to the Underwriters on the same day the wired funds were received by the Company or the Selling Securityholders, as the case may be, each of the Company and the Selling Securityholders agrees to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by the Representatives.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

         5. Covenants of the Company and the Selling Securityholders. The Company (with respect only to paragraphs 5(a) through and including 5(n) below) and the Selling Securityholders (with respect only to paragraphs 5(o) and 5(p) below) covenant and agree with each of the Underwriters that:

                 (a) The Company will use its best efforts to cause any amendments to the Registration Statement to become effective as promptly as possible. The Company will file the Prospectus or any Term Sheet and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 424(b) and 434 under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of
Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide to the Representative copies of each such filing.

                 (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                 (c) The Company will cooperate with you and your counsel to qualify or register the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                 (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act, or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                 (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the Original Registration Statement filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and any Rule 462(b) Registration Statement, (ii) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 p.m., New York City time, on the date of determination of the initial public offering price, if such determination occurred at or prior to 10:00 a.m., New York City time, on such date or (B) 12:00 noon, New York City time, on the business day following the date of determination of the initial public offering price, if such determination occurred after 10:00 a.m., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The Company will provide or cause to be provided to each of the Representatives, and to each Underwriter that so requests in writing, a copy of each report on Form SR filed by the Company as required by Rule 463 under the Act.

                 (f) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 p.m., New York City time, on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                 (g) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                 (h) During a period of five (5) years after the date hereof, the Company, within the periods prescribed by applicable law, will furnish to its stockholders annual reports (including financial statements audited by independent certified public accountants) and will furnish to its stockholders unaudited quarterly reports of operations for each of the first three quarters of the fiscal year as required of companies with a class of securities registered under the Exchange Act, and will furnish to you and the other several Underwriters hereunder (i) concurrently with making such reports available to its stockholders, statements of operations of the Company for each of the first three quarters in the form made available to the Company's stockholders; (ii) concurrently with the furnishing thereof to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants; (iii) concurrently with the furnishing of such reports to its stockholders, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the Nasdaq National Market by the Company (except for documents for which confidential treatment is requested); and (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared for general release by the Company. During such five (5) year period, if the Company shall have any active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

                 (i) The Company will apply the net proceeds from the sale of the Company Firm Securities substantially as set forth under "Use of Proceeds" in the Prospectus.

                 (j) The Company will not, directly or indirectly, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the effective date of the Registration Statement except pursuant to this Agreement and except for issuances pursuant to the exercise of warrants or employee stock options outstanding on the date hereof, or pursuant to the terms of convertible securities of the Company outstanding on the date hereof.

                 (k) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii)(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

                 (l) The Company will obtain the lockup agreements described in Section 7(g) hereof prior to the Firm Closing Date.

                 (m) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, and in accordance with applicable law and the rules and policies of The Nasdaq Stock Market, Inc., forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, your counsel and counsel to the Company responding to or commenting on such rumor, publication or event.

                 (n) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

                 (o) The Selling Securityholders will not, directly or indirectly, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) any Securities legally or beneficially owned by such Selling Securityholders or any securities convertible into, or exchangeable or exercisable for, Securities during the Lock-Up Period.

                 (p) The Selling Securityholders will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda and a reasonable quantity of prospectuses or offering circulars as determined by the Representatives, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of its counsel, the accountants and any other experts or advisors retained by the Company, (iv) the reasonable fees and disbursements of the Underwriters' counsel, (v) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (vi) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (viii) the filing and other fees of securing quotation of the Securities on the Nasdaq National Market, (ix) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (x) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Securityholders to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for their documented out-of-pocket expenses (not including counsel fees) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities up to a maximum of $100,000. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                 (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment, and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of: (i) 11:00 a.m., New York City time, on the date on which the amendment to the Registration Statement originally filed with respect to the Securities or to the Registration

Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, and
(ii) the time confirmations are sent or given as specified by Rule 462(b) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by Representative; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Selling Securityholders, shall be contemplated by the Commission; and the Company shall have complied to the satisfaction of Underwriters' Counsel with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                 (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Manatt, Phelps & Phillips, LLP, counsel for the Company, to the effect that:

                          (i) each of the Company and its subsidiary, Credit Connection, Inc. (the "Subsidiary"), has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign entity and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole;

                          (ii) each of the Company and the Subsidiary has the power (corporate and other) and authority to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus; and the Company has the legal right, power (corporate and other) and authority to enter into this Agreement and to perform the transactions contemplated hereby;

                          (iii) the issued and outstanding shares of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, security interests, liens, encumbrances, claims or equitable interests. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiary;

                          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus. All of the issued and outstanding shares of capital stock of the Company (including the Securities to be sold by the Selling Securityholders) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all Federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company Firm Securities and the Option Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and at the Firm Closing Date, when issued and delivered by the Company after payment therefor in accordance herewith, will be duly and validly issued, fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal, registration rights, or other similar right of stockholders exists with respect to any of the Common Stock hereunder or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummations of the transactions contemplated by this Agreement. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance of the Company Firm Securities or the Option Securities except as may be required under the Act or state securities or Blue Sky laws; the Securities have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance;

                          (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock and the stock option and purchase plans of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Business -- Intellectual Property and Other Proprietary Rights," "Business -- Government Regulation," "Shares Eligible for Future Sale" and "Certain Transactions" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings in all material respects;

                          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles;

                          (vii) to the best of such counsel's knowledge, there are no legal or governmental actions, suits, claims or other proceedings pending or threatened against or affecting the Company, its subsidiary or any of their properties, which are required, individually or in the aggregate, to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein;

                          (viii) to the best of such counsel's knowledge, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, and any description of or reference to any such instrument in the Registration Statement or Prospectus conforms in all material respects to the terms of such instrument;

                          (ix) neither the Company nor its subsidiary is (i) in violation of its certificate of incorporation or bylaws, or (ii) to the best of such counsel's knowledge, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company or its subsidiary is a party or pursuant to which the Company's or the subsidiary's properties are bound, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (iii) in default in the performance or observance of any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company's or its subsidiary's properties are bound, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (iv) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company is subject;

                          (x) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance and performance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, domestic or foreign, except such as have been obtained, such as may be required under the Act, the Exchange Act, or under state securities or blue sky laws, all of which requirements have been satisfied, or (B) result in a breach or violation of any of the terms and provisions of, or constitute a default under the certificate of incorporation or bylaws of the Company, or (C) to the best of such counsel's knowledge, result in a breach or violation of any of the terms and provisions of, or constitute a default under any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company or its subsidiary is a party or pursuant to which the Company's or the subsidiary's properties are bound, which default would have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, or (D) result in a breach or violation of any of the terms and provisions of, or constitute a default under any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company is subject;

                           (xi) (a) to the best of such counsel's knowledge, the Company and its subsidiary possess all certificates, authorizations, licenses, franchises and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to own, lease and operate their respective properties and to conduct their respective businesses described in the Prospectus, and (b) neither the Company nor its subsidiary has received any notice of proceedings relating to, the revocation or modification of any such certificate, authorization, license, franchise or permit, except as described in the Prospectus, except for such certificates, authorizations, licenses, franchises and permits, the loss of which would not have a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole. To the best of such counsel's knowledge, except as described in the Prospectus, none of the Company's or its subsidiary's certificates, authorizations, licenses, franchises or permits contain any restrictions that, if effective, would result in any material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole;

                          (xii) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 424(b) and 434 has been made in the manner and within the time period required by Rules 424(b) and 434; and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or to the best of such counsel's knowledge, threatened by the Commission;

                          (xiii) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                          (xiv) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A);

                          (xv) the issuances and sales by the Company of the securities described in Item 15 of the Registration Statement were exempt from the registration requirements of the Act, and, to such counsel's knowledge, no event (including, without limitation, the offering and sale of the Securities) has occurred or is contemplated by the Company which has rendered or will render such exemptions unavailable;

                          (xvi) the Company is not, and the transactions contemplated by this Agreement will not cause the Company to become, an investment company subject to registration under the Investment Company Act of 1940, as amended; and

                          (xvii) the specimen stock certificate of the Company filed as an exhibit to the Registration Statement is in due and proper form to evidence shares of Common Stock, has been duly authorized and approved by the Board of Directors of the Company and complies with all legal requirements applicable under the corporate laws of the State of Delaware;

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date and the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem(s) proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                 (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Manatt, Phelps & Phillips, LLP, counsel to the Selling Securityholders, to the effect that:

                          (i) each of the Selling Securityholders has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform their obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney has been duly authorized by all necessary action of each of the Selling Securityholders; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each of the Selling Securityholders or their respective Attorneys; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of each of the Selling Securityholders, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles;

                          (ii)    the delivery by each of the Selling
         Securityholders to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Securityholders against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of any pledge, security interests, liens, encumbrances, claims or equitable interests; and

                          (iii)   the sale of the Securities to the
         Underwriters by each of the Selling Securityholders pursuant to this Agreement, the compliance by each of the Selling Securityholders with the other provisions of this Agreement and the Custody Agreement, and the consummation of the other transactions herein contemplated do not
         (a) require the consent, approval, authorization, registration or qualification of or with any governmental authority, domestic or foreign, except such as have been obtained, such as may be required under the Act, the Exchange Act, or under state securities or blue sky laws, all of which requirements have been satisfied, or (b) to the best of such counsel's knowledge, result in a breach or violation of any of the terms and provisions of, or constitute a default under any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which any of the Selling Securityholders are a party or by which any of the Selling Securityholders or any of their respective properties are bound, or any statute, judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholders.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem(s) proper, on certificates of the Selling Securityholders or of the Company and of the representations of the Company and the Selling Securityholders contained herein, in the Custody Agreement, or in the Power-of-Attorney..

                 References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                 (d) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) they are independent public accountants with respect to the Company and its consolidated subsidiary within the meaning of the Act and the applicable rules and regulations thereunder;

                          (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                          (iii)   on the basis of carrying out certain
         specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the Board of Directors and any committees thereof of the Company and its consolidated subsidiary, and inquiries of certain officials of the Company and its consolidated subsidiary who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiary or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiary, in each case compared with amounts shown on the December 31, 1995 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1996 to such specified date there are any decreases, as compared to total revenues, net income or pro forma net income per share, respectively, of the Company and its consolidated subsidiary, except in all instances for changes, decreases or increases set forth in such letter; and

                          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiary and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiary and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                 (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer, the principal financial or accounting officer, respectively, of the Company to the effect that:

                          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                          (iii) when the Registration Statement or any amendment thereto was declared effective, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission promulgated thereunder, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                          (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any material adverse change in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, (b) any transaction that is material to the Company and its subsidiary, taken as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiary, taken as a whole, incurred by the Company or its subsidiary, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or its subsidiary that is material to the Company and its subsidiary, taken as a whole,
         (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its subsidiary, or (f) any loss or damage (whether or not insured) the property of the Company or its subsidiary which has been sustained or will have been sustained which has a material adverse effect on the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

                 (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Attorneys for each of the Selling Securityholders to the effect that the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Securityholder has performed all covenants and agreements on his or her part to be performed or satisfied at or prior to the Closing Date.

                 (g) The Representatives shall have received from each person who is a director or officer of the Company an agreement to the effect that such person will not, except to the extent otherwise specifically permitted by the terms of each such person's agreement, directly or indirectly, without the prior written consent of the Representatives, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock during the Lock-Up Period.

                 (h) The Representatives shall have received from each of Mr. James R. DeFrancesco and Mr. Scott L. Freiman tax indemnification agreements providing that such individuals will indemnify the Company for any taxes payable by the Company as a result of the Company's termination of its Subchapter S Corporation status.

                 (i) The Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Securityholders.

                 (j) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

                 (k) The Representatives shall have received an opinion, dated the Firm Closing Date, of Brobeck, Phleger & Harrison LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                 The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.      Indemnification and Contribution.

                 (a) The Company and the Selling Securityholders, but in the case of each Selling Securityholder only to the extent of the proceeds received by such Selling Securityholder from the sale of his or her Securities hereunder, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act and the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement made by the Company in Section 2(a) of this Agreement;

                          (ii) any untrue statement or alleged untrue statement made by the Selling Securityholders in Section 2(b) of this Agreement;

                          (iii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto and including any Rule 462(b) Registration Statement, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or Selling Securityholders or based upon written information furnished by or on behalf of the Company or Selling Securityholders filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                          (iv) the omission or alleged omission to state in the Registration Statement or any amendment thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

                          (v) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or any other proceeding in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and Selling Securityholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and provided, further, that neither the Company nor any of the Selling Securityholders will be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the

Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with this Agreement. This indemnity agreement will be in addition to any liability which the Company and Selling Securityholders may otherwise have. Neither the Company nor Selling Securityholders will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than 50% of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each of the Selling Securityholders and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer of the Company, Selling Securityholder or controlling person of the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                 (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph
(d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Representative's Master Agreement Among Underwriters. For the purposes of this paragraph 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or Selling Securityholders, as the case may be.

                 (e) The liability of each of the Selling Securityholders under this Section 8 shall not exceed an amount equal to the initial public offering price of the stock sold by such Selling Securityholder to the Underwriter.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, then the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representative shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, Selling Securityholders, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11.     Termination.

                 (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or, with respect to the Company, such Option Closing Date, respectively:

                          (i) the Company or its subsidiary shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a material change in management or control of the Company), in the business, properties, business prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

                          (iii) a banking moratorium shall have been declared by New York or United States authorities;

                          (iv) the enactment, publication, decree or other promulgation of any Federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other government authority which in the Underwriters' sole opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company; or

                          (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 (b)      Termination of this Agreement pursuant to this
Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Information Supplied by Underwriters. The statements set forth (i) in the last paragraph on the front cover page, (ii) under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus and (iii) on page 2 in any Preliminary Prospectus or the Prospectus pertaining to stabilization (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Friedman, Billings, Ramsey & Co., Inc., Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Mr. Robert Hartheimer, with a copy to Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019,
Attention: Alexander D. Lynch, Esq.; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 5950 Symphony Woods Road, Suite 301, Columbia, Maryland 21044, Attention: Chief Executive Officer with a copy to Manatt, Phelps & Phillips, LLP, 1501 M Street, N.W., Suite 700, Washington, D.C. 20005,
Attention: Peter R. Gilbert, Esq.; and if sent to Selling Securityholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Selling Securityholders at 5950 Symphony Woods Road, Suite 301, Columbia, Maryland 21044, Attention: Chief Executive Officer, with a copy to Manatt, Phelps & Phillips, LLP, 1501 M Street, N.W., Suite 300, Washington, D.C. 20005, Attention: Peter R. Gilbert, Esq.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and Selling Securityholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, Selling Securityholders and any person or persons who control the Company or Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any provisions relating to conflicts of laws.

         16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of Delaware, and by execution and delivery of this Agreement, the Company and Selling Securityholders each accepts for itself and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Selling Securityholders designate and appoint Miles H. Grody, and the Company designates and appoints Miles H. Grody and such other persons as may hereafter be selected by the Company or Selling Securityholders irrevocably agreeing in writing to so serve, as their respective agents to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and Selling Securityholders to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company and/or Selling Securityholders at their respective addresses provided in
Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or Selling Securityholders refuses to accept service, the Company and Selling Securityholders each hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company or Selling Securityholders in the State of Delaware may be made by registered or certified mail, return receipt requested, to the Company and/or Selling Securityholders, as applicable, at their respective addresses provided in Section 13 hereof, and Selling Securityholders and the Company each hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company and Selling Securityholders in the courts of any other jurisdiction.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Securityholders and each of the several Underwriters.

                                       Very truly yours,

                                       CREDIT MANAGEMENT SOLUTIONS, INC.

                                       By
                                          --------------------------------------
                                          James R. DeFrancesco
                                          President and Chief Executive Officer


                                       SELLING SECURITYHOLDERS



                                       -----------------------------------------
                                       [Attorney-in-Fact]



                                       -----------------------------------------
                                       [Attorney-in-Fact]



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:


By:
    --------------------------------
    Name:
    Title:

For itself and as the Representative.

                                   Schedule I

                                  UNDERWRITERS


Underwriting                                                    Number of Firm Securities to be Purchased
------------                                                    -----------------------------------------
Friedman, Billings, Ramsey & Co., Inc.  . . . . . . . . . .
Unterberg Harris  . . . . . . . . . . . . . . . . . . . . .                                    _________





Total . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    2,600,000
                                                                                               =========

                                  Schedule II

                            SELLING SECURITYHOLDERS



Name                                                  Number of Shares to be Sold
----                                                  ---------------------------
James R. DeFrancesco                                            200,000

Scott L. Freiman                                                100,000

Charles F. Riordan                                               20,000

Miles H. Grody                                                   20,000

Robert P. Vollono                                                20,000

James C. Alsobrook, Jr.                                          20,000

Nancy L. Weil                                                    20,000
                                                                -------

     Total                                                      400,000